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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         January 2, 2001
                                                  -----------------------------


                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-11630                 76-0471342
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


          1240 East Campbell Road, Richardson, Texas                75081
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code          (469) 330-4960
                                                      -------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

                  The Company has received notice from The Nasdaq Stock Market, Inc. ("Nasdaq") that the Company's common stock had failed to maintain a minimum bid price of at least $1.00 over the prior 30 consecutive trading days as required by Marketplace Rule 4310(c)(4). The Company will be provided 90 days, or until April 2, 2001, to regain compliance with this rule. If at any time before April 2, 2001 the bid price for the Company's common stock is at least $1.00 for 10 consecutive trading days, the staff of the Nasdaq will determine if the Company complies with the rule. If the Company is unable to demonstrate compliance with the rule by April 2, 2001, the Company's common stock will be subject to delisting from the Nasdaq SmallCap Market. Any such determination at that time may be appealed by the Company to a Nasdaq Listing Qualifications Panel.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:  N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:  N/A

     (c) Exhibits:  N/A






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTELECT COMMUNICATIONS, INC.
                                               --------------------------------
                                                           (Registrant)


Date:    January 5, 2001                       By: /s/ HERMAN M. FRIETSCH
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                                                            (Signature)
                                                   Herman M. Frietsch
                                                   Chairman of the Board and CEO



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